Exhibit 99.3

CAREY WATERMARK INVESTORS 2 INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of March 31, 2016 has been prepared as if the significant transaction during the second quarter of 2016 (noted herein) had occurred as of March 31, 2016. Our pro forma condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 have been prepared based on our historical financial statements as if the significant transaction and related financing during the first quarter of 2016 had occurred on July 14, 2015, the opening date of that hotel and as if the significant transactions and related financings during the year ended December 31, 2015 and the second quarter of 2016 had occurred on January 1, 2015. Pro forma adjustments are intended to reflect what the effect would have been on amounts that have been recorded in our historical consolidated statement of operations had we held our ownership interest as of July 14, 2015 for the significant transaction during the first quarter of 2016 and as of January 1, 2015 for the significant transactions during the year ended December 31, 2015 and the second quarter of 2016. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the three months ended March 31, 2016 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2016. The pro forma condensed consolidated financial information for the year ended December 31, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2015. The pro forma information is not necessarily indicative of our financial condition had the significant transaction occurred on March 31, 2016, or results of operations had the significant transaction during the first quarter of 2016 occurred on July 14, 2015 and the significant transactions during the year ended December 31, 2015 and the second quarter of 2016 occurred on January 1, 2015, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
March 31, 2016
(in thousands)

	CWI 2 Historical	Le Méridien Arlington		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$550,533	$56,525	A	$607,058
Accumulated depreciation	(9,174)	—		(9,174)
Net investments in hotels	541,359	56,525		597,884
Equity investments in real estate	38,000	—		38,000
Cash	119,615	(54,891)	A	97,111
		35,000	A
		(2,043)	A
		(570)	A
Restricted cash	25,023	—		25,023
Accounts receivable	8,029	41	A	8,070
Other assets	7,991	290	A	8,281
Total assets	$740,017	$34,352		$774,369

Liabilities and Equity
Liabilities:
Non-recourse and limited-recourse debt	$318,224	$35,000	A	$352,654
		(570)	A
Due to related parties and affiliates	8,508	—		8,508
Accounts payable, accrued expenses and other liabilities	24,391	1,965	A	26,356
Distributions payable	3,908	—		3,908
Total liabilities	355,031	36,395		391,426
Commitments and contingencies

Equity:
CWI 2 stockholders’ equity:
Preferred stock	—	—		—
Class A common stock	17	—		17
Class T common stock	25	—		25
Additional paid-in capital	370,851	—		370,851
Distributions and accumulated losses	(22,718)	(2,043)	A	(24,761)
Accumulated other comprehensive loss	(1,281)	—		(1,281)
Total CWI 2 stockholders’ equity	346,894	(2,043)		344,851
Noncontrolling interests	38,092	—		38,092
Total equity	384,986	(2,043)		382,943
Total liabilities and equity	$740,017	$34,352		$774,369

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Three Months Ended March 31, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	Seattle Marriott Bellevue		Le Méridien Arlington		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$18,141	$560	B	$2,176	B			$20,877
Food and beverage	9,960	259	B	556	B			10,775
Other operating revenue	2,751	25	B	24	B			2,800
Total Revenues	30,852	844		2,756				34,452
Operating Expenses
Hotel Expenses
Rooms	3,431	77	C	451	C			3,959
Food and beverage	5,833	150	C	396	C			6,379
Other hotel operating expenses	1,247	23	C	24	C			1,294
Sales and marketing	2,700	80	C	259	C			3,039
General and administrative	2,462	52	C	279	C			2,793
Property taxes, insurance, rent and other	1,521	11	C	254	C			1,786
Repairs and maintenance	951	17	C	83	C			1,051
Utilities	910	16	C	117	C			1,043
Management fees	1,092	21	C	83	C			1,196
Depreciation and amortization	3,815	318	C	458	C			4,591
Total Hotel Expenses	23,962	765		2,404				27,131
Other Operating Expenses
Acquisition-related expenses	4,866	(4,820)	D	—	D			46
Corporate general and administrative expenses	1,014	—		—				1,014
Asset management fees to affiliate and other expenses	917	58	E	80	E			1,055
Total Other Operating Expenses (Income)	6,797	(4,762)		80				2,115
Operating Income	93	4,841		272				5,206
Other Income and (Expenses)
Interest expense	(2,916)	(238)	F	(316)	F			(3,470)
Equity in earnings of equity method investment in real estate	798	—		—				798
Other income and (expenses)	9	—		—				9
	(2,109)	(238)		(316)				(2,663)
(Loss) Income from Operations Before Income Taxes	(2,016)	4,603		(44)				2,543
Provision for income taxes	(30)	(10)	H	(37)	H			(77)
Net (Loss) Income	(2,046)	4,593		(81)				2,466
Income attributable to noncontrolling interest	(1,655)	—		—				(1,655)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(3,701)	$4,593		$(81)				$811

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(1,497)							$390
Basic and diluted weighted-average shares outstanding	14,398,254					4,526,823	J	18,925,077
Basic and Diluted Net (Loss) Income Per Share	$(0.10)							$0.02

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(2,204)							$421
Basic and diluted weighted-average shares outstanding	21,063,401					—		21,063,401
Basic and Diluted Net (Loss) Income Per Share	$(0.10)							$0.02

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	2015 Acquisitions		Seattle Marriott Bellevue		Le Méridien Arlington		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$27,524	$28,052	B	$8,905	B	$9,433	B			$73,914
Food and beverage	15,321	11,452	B	2,570	B	3,330	B			32,673
Other operating revenue	6,240	3,506	B	520	B	138	B			10,404
Total Revenues	49,085	43,010		11,995		12,901				116,991
Operating Expenses
Hotel Expenses
Rooms	5,812	5,243	C	1,846	C	1,868	C			14,769
Food and beverage	10,220	6,256	C	1,925	C	2,004	C			20,405
Other hotel operating expenses	3,044	1,445	C	332	C	90	C			4,911
Sales and marketing	4,423	4,589	C	1,232	C	1,134	C			11,378
General and administrative	3,817	2,937	C	1,108	C	1,225	C			9,087
Property taxes, insurance, rent and other	2,495	2,009	C	554	C	1,042	C			6,100
Repairs and maintenance	2,144	1,263	C	285	C	426	C			4,118
Utilities	2,145	1,345	C	308	C	454	C			4,252
Management fees	1,975	1,214	C	300	C	387	C			3,876
Depreciation and amortization	5,975	5,462	C	2,620	C	1,831	C			15,888
Total Hotel Expenses	42,050	31,763		10,510		10,461				94,784
Other Operating Expenses
Acquisition-related expenses	13,133	(12,709)	D	(404)	D	—				20
Corporate general and administrative expenses	2,302	—		—		—				2,302
Asset management fees to affiliate and other expenses	1,152	1,199	E	470	E	319	E			3,140
Total Other Operating Expenses	16,587	(11,510)		66		319				5,462
Operating (Loss) Income	(9,552)	22,757		1,419		2,121				16,745
Other Income and (Expenses)
Interest expense	(4,368)	(4,533)	F	(1,985)	F	(1,279)	F			(12,165)
Equity in earnings of equity method investment in real estate	1,846	926	G	—		—				2,772
Other income and (expenses)	83	—		—		—				83
	(2,439)	(3,607)		(1,985)		(1,279)				(9,310)
(Loss) Income from Operations Before Income Taxes	(11,991)	19,150		(566)		842				7,435
Provision for income taxes	(72)	(566)	H	(143)	H	(171)	H			(952)
Net (Loss) Income	(12,063)	18,584		(709)		671				6,483
Income attributable to noncontrolling interest	(471)	(703)	I	—		—				(1,174)
(Loss) Income Attributable to CWI 2 Stockholders	$(12,534)	$17,881		$(709)		$671				$5,309

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(5,328)									$4,392
Basic and diluted weighted-average shares outstanding	2,447,082							13,405,824	J	15,852,906
Basic and Diluted Net (Loss) Income Per Share	$(2.18)									$0.28

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(7,206)									$917
Basic and diluted weighted-average shares outstanding	3,309,508							—		3,309,508
Basic and Diluted Net (Loss) Income Per Share	$(2.18)									$0.28

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of March 31, 2016 and the pro forma condensed consolidated statement of operations for the three months ended March 31, 2016 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2016. The pro forma condensed consolidated statement of operations for the year ended December 31, 2015 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Note 2. Historical Acquisitions

2015 Acquisitions

On April 1, 2015, May 1, 2015 and November 4, 2015, we acquired controlling interests in three hotels: Marriott Sawgrass Golf Resort & Spa, Courtyard Nashville Downtown and Embassy Suites by Hilton Denver-Downtown/Convention Center, respectively. Additionally, on May 29, 2015, we acquired a noncontrolling interest in a joint venture that owns the Ritz-Carlton Key Biscayne hotel, which we account for under the equity method of accounting (collectively, our "2015 Acquisitions").

All of the transactions noted above are reflected in our historical consolidated statement of operations for the year ended December 31, 2015 from their respective dates of acquisition through December 31, 2015 and fully reflected in our historical consolidated statement of operations for the three months ended March 31, 2016. We made pro forma adjustments (Note 3, adjustments B through J) to reflect the impact on our results of operations had all of these acquisitions been made on January 1, 2015.

Seattle Marriott Bellevue

On January 22, 2016, we acquired a controlling interest in Seattle Marriott Bellevue. The transaction is reflected in our historical consolidated statement of operations for the three months ended March 31, 2016 from its respective date of acquisition through March 31, 2016. We made pro forma adjustments (Note 3, adjustments B through J) to reflect the impact on our results of operations had this acquisition been made on July 14, 2015, the opening date of the hotel.

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Notes to Pro Forma Condensed Consolidated Financial Statements

Note 3. Pro Forma Adjustments

A. Investment

Le Méridien Arlington

On June 28, 2016, we acquired a 100% interest in the Le Méridien Arlington from HEI Hotels & Resorts, an unaffiliated third party, and acquired real estate and other hotel assets, net of assumed liabilities totaling $54.9 million, as detailed in the table that follows. The 154-room, full-service hotel is located in Rosslyn, Virginia. The hotel continues to be managed by HEI Hotels & Resorts.

We acquired the Le Méridien Arlington through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $35.0 million, with a floating annual interest rate of London Interbank Offered rate plus 2.8%, which is subject to an interest rate cap. The loan is interest-only for 36 months and has a maturity date of June 28, 2020. We recognized $0.6 million of deferred financing costs related to this loan.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is $0.1 million for both the three months ended March 31, 2016 and the year ended December 31, 2015.

In connection with this acquisition, we expensed acquisition costs of $2.0 million, including acquisition fees of $1.5 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2016.

The following table presents a preliminary summary of assets acquired and liabilities assumed in this business combination, at the date of acquisition (in thousands):

Le Méridien Arlington
Acquisition consideration
Cash consideration	$54,891
Assets acquired at fair value:
Building	$42,791
Land	9,167
Furniture, fixtures and equipment	4,567
Accounts receivable	41
Other assets	290
Liabilities assumed at fair value:
Accounts payable, accrued expenses and other	(1,965)
Net assets acquired at fair value	$54,891

B. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of our investments. The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel revenues that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Three Months Ended March 31, 2016
	Seattle Marriott Bellevue	Le Méridien Arlington
Rooms	$560	$2,176
Food and beverage	259	556
Other hotel income	25	24
	$844	$2,756

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Notes to Pro Forma Condensed Consolidated Financial Statements

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	Seattle Marriott Bellevue	Le Méridien Arlington
Rooms	$28,052	$8,905	$9,433
Food and beverage	11,452	2,570	3,330
Other hotel income	3,506	520	138
	$43,010	$11,995	$12,901

C. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to sales and marketing, management fees and depreciation and amortization, as illustrated below. The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Three Months Ended March 31, 2016
	Seattle Marriott Bellevue	Le Méridien Arlington
Rooms	$77	$451
Food and beverage	150	396
Other hotel operating expenses	23	24
General and administrative	52	279
Property taxes, insurance, rent and other	11	254
Repairs and maintenance	17	83
Utilities	16	117
	$346	$1,604

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	Seattle Marriott Bellevue	Le Méridien Arlington
Rooms	$5,243	$1,846	$1,868
Food and beverage	6,256	1,925	2,004
Other hotel operating expenses	1,445	332	90
General and administrative	2,937	1,108	1,225
Property taxes, insurance, rent and other	2,009	554	1,042
Repairs and maintenance	1,263	285	426
Utilities	1,345	308	454
	$20,498	$6,358	$7,109

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Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Three Months Ended March 31, 2016
	Seattle Marriott Bellevue	Le Méridien Arlington
Sales and marketing - pre-acquisition historical	$80	$259
Sales and marketing - pro forma adjustments	—	—
Sales and marketing - pro forma results	$80	$259

Management fees - pre-acquisition historical	$21	$83
Management fees - pro forma adjustments	—	—
Management fees - pro forma results	$21	$83

Depreciation and amortization - pre-acquisition historical	$217	$556
Depreciation and amortization - pro forma adjustments	101	(98)
Depreciation and amortization - pro forma results	$318	$458

	Year Ended December 31, 2015
	2015 Acquisitions	Seattle Marriott Bellevue	Le Méridien Arlington
Sales and marketing - pre-acquisition historical	$4,589	$1,232	$1,134
Sales and marketing - pro forma adjustments	—	—	—
Sales and marketing - pro forma results	$4,589	$1,232	$1,134

Management fees - pre-acquisition historical	$1,410	$300	$387
Management fees - pro forma adjustments	(196)	—	—
Management fees - pro forma results	$1,214	$300	$387

Depreciation and amortization - pre-acquisition historical	$5,382	$1,784	$1,968
Depreciation and amortization - pro forma adjustments	80	836	(137)
Depreciation and amortization - pro forma results	$5,462	$2,620	$1,831

D. Acquisition-Related Expenses

Acquisition costs of $12.7 million and $0.4 million related to 2015 Acquisitions and Seattle Marriott Bellevue, respectively, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the year ended December 31, 2015. For the three months ended March 31, 2016, acquisition costs of $4.8 million are reflected in our historical consolidated statement of operation related to Seattle Marriott Bellevue. We have reflected pro forma adjustments to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

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Notes to Pro Forma Condensed Consolidated Financial Statements

E. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.55% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of the Seattle Marriott Bellevue occurred on July 14, 2015 and our 2015 Acquisitions and the acquisition of Le Méridien Arlington occurred on January 1, 2015. The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Three Months Ended	Year Ended
	March 31, 2016	December 31, 2015
2015 Acquisitions	—	1,199
Seattle Marriott Bellevue	58	470
Le Méridien Arlington	80	319

F. Interest Expense

The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 represent the incremental interest expense that would have been incurred in addition to the amounts presented in our historical financial statements (in thousands):

	Three Months Ended March 31, 2016
	Seattle Marriott Bellevue	Le Méridien Arlington
Interest expense - pre-acquisition historical	$127	$236
Interest expense - pro forma adjustments	111	80
Interest expense - pro forma results	$238	$316

	Year Ended December 31, 2015
	2015 Acquisitions	Seattle Marriott Bellevue	Le Méridien Arlington
Interest expense - pre-acquisition historical	$3,349	$1,042	$881
Interest expense - pro forma adjustments	1,184	943	398
Interest expense - pro forma results	$4,533	$1,985	$1,279

G. Equity in Earnings of Equity Method Investment in Real Estate

Under the conventional approach of accounting for equity method investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is inappropriate to use if the venture’s capital structure gives different rights and priorities to its investors. We have a priority return on our equity method investment. Therefore, we follow the hypothetical liquidation at book value method in determining our share of the venture’s earnings or losses for the reporting period as this method better reflects our claim on the venture’s book value at the end of each reporting period. Earnings for our equity method investment are recognized in accordance with the investment agreement and, where applicable, based upon the allocation of the investment’s net assets at book value as if the investment was hypothetically liquidated at the end of each reporting period.

Based upon the hypothetical liquidation at book value method, our adjustment to pro forma equity in earnings would have been $0.9 million for the year ended December 31, 2015.

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Notes to Pro Forma Condensed Consolidated Financial Statements

H. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in the historical financial statements, if any (in thousands):

	Three Months Ended March 31, 2016
	Seattle Marriott Bellevue	Le Méridien Arlington
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	10	37
Provision for income taxes - pro forma results	$10	$37

	Year Ended December 31, 2015
	2015 Acquisitions	Seattle Marriott Bellevue	Le Méridien Arlington
Provision for income taxes - pre-acquisition historical	$—	$—	$—
Provision for income taxes - pro forma adjustments	566	143	171
Provision for income taxes - pro forma results	$566	$143	$171

I. Income Attributable to Noncontrolling Interest

The pro forma adjustment to income attributable to noncontrolling interest related to CWI 1's ownership interest in the Marriott Sawgrass Golf Resort & Spa was $0.7 million for the year ended December 31, 2015.

J. Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds for the acquisition of Seattle Marriott Bellevue in these pro forma condensed consolidated financial statements were issued on July 14, 2015 and any shares needed for our 2015 Acquisitions and the acquisition of Le Méridien Arlington included in these pro forma condensed consolidated financial statements were issued on January 1, 2015.

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